                              Financial Statements

                Institute for Software Process Improvement, Inc.

                     Years ended December 31, 1997 and 1996
                       with Report of Independent Auditors

                Institute for Software Process Improvement, Inc.

                              Financial Statements


                     Years ended December 31, 1997 and 1996




                                    CONTENTS

Report of Independent Auditors ..................................    1

Balance Sheets ..................................................    2
Statements of Operations ........................................    3
Statements of Stockholders' Equity (Deficit) ....................    4
Statements of Cash Flows ........................................    5
Notes to Financial Statements ...................................    6

                         Report of Independent Auditors

Board of Directors and Stockholders
Institute for Software Process Improvement, Inc.

We have audited the accompanying balance sheets of Institute for Software Process Improvement, Inc. as of December 31, 1997 and 1996, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Institute for Software Process Improvement, Inc. at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




May 13, 1998

                Institute for Software Process Improvement, Inc.

                                 Balance Sheets

                                                                                   DECEMBER 31
                                                                                1997           1996
                                                                             ---------      -----------
ASSETS
Current assets:
   Cash and equivalents                                                      $  52,300      $   43,600
   Accounts receivable                                                         583,600         346,700
   Other current assets                                                              -           1,400
                                                                             ---------      -----------
Total current assets                                                           635,900         391,700

Fixed assets, net                                                               37,400          29,700
Other assets                                                                         -          11,700
                                                                             ---------      -----------
Total assets                                                                 $ 673,300      $  433,100
                                                                             =========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Accrued compensation                                                      $  57,000      $        -
   Accounts payable and other accrued expenses                                 180,300         110,500
   Borrowings under line of credit                                             207,000         249,600
   Due to stockholders                                                          72,300          72,300
   Deferred revenue                                                              3,500         132,400
                                                                             ---------      -----------
Total current liabilities                                                      520,100         564,800

Stockholders' equity (deficit):
   Common stock, $.01 par value; authorized -- 1,000
     shares, issued and outstanding -- 100 shares                                    1               1
   Additional paid-in capital                                                   49,999          49,999
   Retained earnings (deficit)                                                 103,200        (181,700)
                                                                             ---------      -----------
Total stockholders' equity (deficit)                                           153,200        (131,700)
                                                                             ---------      -----------
Total liabilities and stockholders' equity (deficit)                         $ 673,300      $  433,100
                                                                             =========      ===========


See accompanying notes.

                Institute for Software Process Improvement, Inc.

                            Statements of Operations


                                                                      YEAR ENDED DECEMBER 31
                                                                       1997            1996
                                                                   -----------     ------------
Revenues                                                           $ 2,309,900     $ 1,403,700
Cost of revenues                                                     1,341,300       1,142,300
                                                                   -----------     ------------
Gross profit                                                           968,600         260,500

Selling, general and administrative expenses                           650,800         440,500
                                                                   -----------     ------------
Income (loss) from operations                                          317,800        (180,000)

Other income (expenses):
   Other income                                                            100           5,900
   Interest expense                                                    (29,700)         (7,300)
                                                                   -----------     ------------
Income (loss) before income taxes                                      288,200        (181,400)
Income tax expense                                                       3,300             300
                                                                   -----------     ------------
Net income (loss)                                                  $   284,900     $  (181,700)
                                                                   ===========     ============


See accompanying notes.

                Institute for Software Process Improvement, Inc.

                  Statements of Stockholders' Equity (Deficit)

                     Years ended December 31, 1997 and 1996


                                             COMMON STOCK          ADDITIONAL      RETAINED
                                      ---------------------------    PAID-IN       EARNINGS
                                         SHARES        AMOUNT        CAPITAL      (DEFICIT)        TOTAL
                                      ------------------------------------------------------------------------

Issuance of common stock                   100          $  1        $  49,999    $        -     $    50,000
   Net loss                                  -             -                -       (181,700)      (181,700)
                                      ------------------------------------------------------------------------
Balance at December 31, 1996               100             1           49,999       (181,700)      (131,700)
   Net income                                -             -                -        284,900        284,900
                                      ------------------------------------------------------------------------
Balance at December 31, 1997               100          $  1        $  49,999    $   103,200    $   153,200
                                      ========================================================================



See accompanying notes.

                Institute for Software Process Improvement, Inc.

                            Statements of Cash Flows


                                                                            YEAR ENDED DECEMBER 31
                                                                           1997               1996
                                                                     -------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                       $    284,900     $   (181,700)
Adjustments to reconcile net income (loss) to net cash provided by
   (used in) operating activities:
     Depreciation and amortization                                            34,900          107,500
     Bad debt expense                                                         44,400            1,900
     Change in operating assets and liabilities:
       Accounts receivable                                                  (281,300)        (348,600)
       Other current assets                                                    1,400           (1,400)
       Other assets                                                           11,700          (11,700)
       Accrued compensation                                                   57,000                -
       Accounts payable and other accrued expenses                            69,800          110,500
       Deferred revenue                                                     (128,900)         132,400
                                                                     -------------------------------------
Net cash provided by (used in) operating activities                           93,900         (191,100)
                                                                     -------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of fixed assets                                                    (42,600)        (137,200)
                                                                     -------------------------------------
Net cash used in investing activities                                        (42,600)        (137,200)
                                                                     -------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock                                                           -           50,000
Borrowings under line of credit                                                    -          249,600
Repayments under line of credit                                              (42,600)               -
Proceeds from stockholders'                                                        -          107,600
Repayment of stockholders' loans                                                   -          (35,300)
                                                                     -------------------------------------
Net cash (used in) provided by financing activities                          (42,600)         371,900
                                                                     -------------------------------------

Net increase in cash and cash equivalents                                      8,700           43,600
Cash and cash equivalents -- beginning of period                              43,600                -
                                                                     -------------------------------------
Cash and cash equivalents -- end of period                              $     52,300     $     43,600
                                                                     =====================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid                                                           $     30,000     $      7,300
                                                                     =====================================
Income taxes paid                                                       $        525     $        300
                                                                     =====================================

See accompanying notes.


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                Institute for Software Process Improvement, Inc.

                          Notes to Financial Statements

                                December 31, 1997



1. DESCRIPTION OF BUSINESS

Institute for Software Process Improvement, Inc. ("ISPI" or the "Company") was incorporated in the State of Pennsylvania in December 1995 and began operations shortly thereafter. ISPI is a provider of business process improvement consulting services. The Company provides software capability evaluation training, software process audits, software process improvement seminars, assessment training and coaching, and action planning workshops.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

Revenue from time and materials contracts are recognized during the period in which the related services are provided. Cash payments received but unearned as of December 31, 1997 and 1996 are recorded as deferred revenue.

CASH AND EQUIVALENTS

ISPI considers all highly liquid short-term investments purchased with a maturity of three months or less to be cash equivalents. At December 31, 1997 and 1996, ISPI has substantially all of its cash in one financial institution.

FIXED ASSETS

Fixed assets are stated at cost and depreciation on furniture, fixtures and equipment is depreciated over the estimated useful lives of the assets ranging from five to seven years.

INCOME TAXES

The Company, with the consent of its stockholders, has elected to be taxed as an S corporation pursuant to the Internal Revenue Code and certain state tax laws. As such, the Company has not been subject to federal and certain state income taxes and the stockholders have included the Company's taxable income or loss in their individual income tax returns. Income taxes in 1997 and 1996 primarily represent minimum state and local income taxes.


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                Institute for Software Process Improvement, Inc.

                    Notes to Financial Statements (continued)




2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and equivalents and accounts receivable. Concentrations of credit risk with respect to accounts receivables are limited due to the creditworthiness of customers comprising the Company's customer base. Management regularly monitors the creditworthiness of its customers and believes that it has adequately provided for any exposure to potential credit losses.

3. FIXED ASSETS

Fixed assets consist of the following:

                                                            DECEMBER 31
                                                       1997             1996
                                                 -----------------------------------
Furniture and fixtures                              $    12,300      $    10,900
Equipment                                               167,500          126,300
                                                 -----------------------------------
                                                        179,800          137,200
Less accumulated depreciation                           142,400          107,500
                                                 -----------------------------------
                                                    $    37,400      $    29,700
                                                 ===================================


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
                Institute for Software Process Improvement, Inc.

                    Notes to Financial Statements (continued)


4. BORROWINGS UNDER LINE OF CREDIT

During 1996, the Company obtained a $250,000 credit facility with a bank, expiring in June 2001 and bearing interest at the bank's prime rate (8.25% at December 31, 1997) plus 1.25%. Borrowings outstanding under the credit facility are collateralized by a security interest in substantially all of the Company's assets. As of December 31, 1997, there was $207,000 outstanding under the credit facility.

5. DUE TO STOCKHOLDERS

Due to stockholders represents new non-interest bearing advances made to the Company by its stockholders.

6. PENSION PLAN

The Company maintains a salary reduction profit sharing plan under the provisions of Section 401(k) of the Internal Revenue Code. The plan covers substantially all full-time employees. Employees may elect to defer up to a maximum of 15% of their pay, not to exceed $10,000 and $9,500 for 1997 or 1996, respectively. The employer is not obligated to make a matching contribution for the employees of the Company. At December 31, 1997 and 1996, there were no employer contributions.

7. SIGNIFICANT CLIENTS

Two clients accounted for 16% and 13% of total revenues for the year ended December 31, 1997. Four clients accounted for 18%, 12%, 11% and 10% of total revenues for the year ended December 31, 1996.

8. SUBSEQUENT EVENT

Effective April 15, 1998, PRT Group Inc. purchased substantially all of the assets of the Company for approximately $2.7 million, subject to certain purchase price adjustments, as defined. On such date, ISPI ceased to operate as a separate entity.


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